PART IV
ITEM 15 Exhibits and Financial Statement Schedules

EXHIBIT 32.2    Certification of Chief Financial Officer of Cigna Corporation pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Annual Report on Form 10-K of Cigna Corporation for the fiscal period ending December 31, 2012 (the "Report"):

(1)
complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cigna Corporation.

/s/ Ralph J. Nicoletti Ralph J. Nicoletti Chief Financial Officer February 28, 2013

E-12    CIGNA CORPORATION - 2012 Form 10-K